UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                   FORM 8-K/A

                                AMENDMENT NO. 1
                                       TO
                                 CURRENT REPORT
           PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE
                                  ACT OF 1934

                          DATE OF REPORT: JULY 3, 1996

                          CONSOLIDATED GRAPHICS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            TEXAS                                         0-24068
(STATE OR OTHER JURISDICTION OF                 (COMMISSION FILE NUMBER)
       INCORPORATION)

                                   76-0190827
                      (I.R.S. EMPLOYER IDENTIFICATION NO.)

                            2210 WEST DALLAS STREET
                                 HOUSTON, TEXAS
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                      77019
                                   (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 529-4200

     The undersigned registrant hereby amends Item 2. Acquisition or Disposition of Assets and Item 7. Financial Statements and Exhibits of its Current Report on Form 8-K dated July 3, 1996, as originally filed, with respect to the acquisition by Consolidated Graphics, Inc. (the "Company") of Garner Publishing Company ("Garner Printing") on July 3, 1996 (the "Garner Acquisition").

     ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     On July 3, 1996, the Company acquired all of the issued and outstanding stock of Garner Printing, a commercial printing company located in Des Moines, Iowa. The Company issued 177,780 shares of its common stock in connection with the acquisition. The Company expects to continue operating Garner Printing without making any significant changes in its operations.

     The Company has accounted for the Garner Acquisition as a purchase. The allocation of purchase price to the assets acquired was based on estimates of fair market values and may be revised when additional information that the Company is awaiting concerning asset and liability values is obtained.

     ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (A) Financial statements of business acquired.

     The information contained in Exhibit 6 hereto is incorporated herein by reference.

     (B) Pro forma financial information.

     The following unaudited pro forma financial statements give effect to the Company's acquisition of Garner Printing. The unaudited pro forma financial statements presented below were prepared utilizing the audited historical financial statements of the Company and Garner Printing. The unaudited pro forma financial statements should be read in conjunction with the audited historical financial statements and notes thereto of Garner Printing for the year ended December 31, 1995 incorporated herein and the Company's audited historical financial statements and notes thereto included in the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 1996 previously filed with the Securities and Exchange Commission. The pro forma financial statements do not purport to be indicative of the Company's financial position or results of operations that would have occurred had the transaction been completed as of or at the beginning of the periods presented, nor do such statements purport to indicate the Company's financial condition or results of operations at any future date or for any future period.

                                       2

                          CONSOLIDATED GRAPHICS, INC.
                       UNAUDITED PRO FORMA BALANCE SHEET
                                 (IN THOUSANDS)

         THE UNAUDITED PRO FORMA BALANCE SHEET PRESENTED BELOW REFLECTS
          THE FINANCIAL POSITION OF THE COMPANY AS OF MARCH 31, 1996,
TOGETHER WITH THE FINANCIAL POSITION OF GARNER PRINTING AS OF DECEMBER 31, 1995

                                              HISTORICAL
                                        ----------------------
                                                      GARNER       PRO FORMA          COMPANY
                                         COMPANY     PRINTING     ADJUSTMENTS        PRO FORMA
                                        ---------    ---------    ------------     -------------
                                        (AUDITED)    (AUDITED)
               ASSETS
CURRENT ASSETS:
     Cash and cash equivalents.......    $ 3,086      $   149       $ --              $ 3,235
     Accounts receivable, net........     19,317        2,022         --               21,339
     Inventories.....................      8,023          418         --                8,441
     Prepaid expenses................      1,077           19         --                1,096
                                        ---------    ---------    ------------     -------------
          Total current assets.......     31,503        2,608         --               34,111
PROPERTY AND EQUIPMENT, net..........     50,591        3,533          3,228(a)        57,352
GOODWILL, net........................      5,015        --                71(b)         5,086
OTHER ASSETS.........................        700        --            --                  700
                                        ---------    ---------    ------------     -------------
                                         $87,809      $ 6,141       $  3,299          $97,249
                                        =========    =========    ============     =============
           LIABILITIES AND
        SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
     Current portion of long-term
       debt..........................    $ 1,221      $ 1,360       $ --              $ 2,581
     Accounts payable................      5,719          829         --                6,548
     Accrued liabilities.............      5,648          544            100(c)         6,292
     Income taxes payable............         60        --            --                   60
                                        ---------    ---------    ------------     -------------
          Total current
             liabilities.............     12,648        2,733            100           15,481
LONG-TERM DEBT, net of current
  portion............................     20,105        1,507         --               21,612
DEFERRED INCOME TAXES................      5,180        --               967(d)         6,147
COMMITMENTS AND CONTINGENCIES
SHAREHOLDERS' EQUITY:
     Common stock....................         59           15            (13)(e)           61
     Additional paid-in capital......     32,762          110          4,021(e)        36,893
     Retained earnings...............     17,055        1,776         (1,776)(e)       17,055
                                        ---------    ---------    ------------     -------------
          Total shareholders'
             equity..................     49,876        1,901          2,232           54,009
                                        ---------    ---------    ------------     -------------
                                         $87,809      $ 6,141       $  3,299          $97,249
                                        =========    =========    ============     =============

Note: Certain reclassifications were made to the historical financial statements of Garner Printing for purposes of clear and consistent presentation.

See footnotes on page 4.

                                       3

                          CONSOLIDATED GRAPHICS, INC.
                   NOTES TO UNAUDITED PRO FORMA BALANCE SHEET

(a) Reflects the additional value assigned, pursuant to purchase accounting rules, to the property and equipment of Garner Printing.

(b) Reflects the value assigned, pursuant to purchase accounting rules, to goodwill in connection with the Garner Acquisition.

(c) Reflects estimated costs incurred by the Company in connection with the Garner Acquisition.

(d) Reflects the amount of additional deferred taxes to be recorded in connection with the Garner Acquisition pursuant to purchase accounting rules and Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes".

(e) Reflects the elimination of the historical shareholders' equity of Garner Printing pursuant to purchase accounting rules and the issuance of 177,780 shares of the Company's common stock, valued at $23.25 per share, as consideration in the transaction.

                                       4

                          CONSOLIDATED GRAPHICS, INC.
                     UNAUDITED PRO FORMA INCOME STATEMENTS
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

 FOR THE YEAR ENDED MARCH 31, 1996 OF THE COMPANY TOGETHER WITH THE YEAR ENDED
     DECEMBER 31, 1995 OF GARNER PRINTING, ASSUMING THE GARNER ACQUISITION
           OCCURRED AS OF THE BEGINNING OF THE ENTITY'S FISCAL YEAR.

                                                HISTORICAL
                                        ---------------------------
                                                          GARNER        PRO FORMA       COMPANY
                                          COMPANY        PRINTING      ADJUSTMENTS     PRO FORMA
                                        -----------    ------------    ------------    ----------
                                         (AUDITED)      (AUDITED)
SALES................................     $85,133        $ 12,673         $--           $ 97,806
COST OF SALES........................      61,237           9,756           (206)(a)      70,787
                                        -----------    ------------    ------------    ----------
     Gross profit....................      23,896           2,917            206          27,019
SELLING EXPENSES.....................       8,532           1,016         --               9,548
GENERAL AND ADMINISTRATIVE
  EXPENSES...........................       6,873           1,008           (173)(b)       7,708
RESTRUCTURING CHARGE.................       1,500          --             --               1,500
                                        -----------    ------------    ------------    ----------
     Operating income................       6,991             893            379           8,263
INTEREST EXPENSE.....................         876             273         --               1,149
INTEREST INCOME......................         (16)         --             --                 (16)
                                        -----------    ------------    ------------    ----------
     Income before provision for
       income taxes..................       6,131             620            379           7,130
PROVISION FOR INCOME TAXES...........       2,146          --    (c)         379(c)        2,525
                                        -----------    ------------    ------------    ----------
NET INCOME...........................     $ 3,985        $    620         $--           $  4,605
                                        ===========    ============    ============    ==========
EARNINGS PER SHARE OF COMMON STOCK...     $   .72                                       $    .81(d)
                                        ===========                                    ==========

Note: Certain reclassifications were made to the historical financial statements of Garner Printing for purposes of clear and consistent presentation.

See footnotes on page 6.

                                       5

                          CONSOLIDATED GRAPHICS, INC.
                 NOTES TO UNAUDITED PRO FORMA INCOME STATEMENTS

(a) Reflects a net reduction in depreciation and amortization expense associated with the Garner Acquisition. Pro forma depreciation and amortization expense was determined based on a preliminary allocation of the purchase price to the operating assets acquired based on estimates of fair values and an estimate of useful lives ranging generally from 3 to 15 years.

(b) Reflects the elimination of certain payments to and on behalf of the selling shareholders of Garner Printing which will not be incurred prospectively pursuant to agreement.

(c) Garner Printing operated under S-corporation status for federal and state income tax purposes prior to the acquisition. Accordingly, no provision for income tax expense is reflected in Garner Printing's historical financial statements and an adjustment for pro forma federal and state income tax expense has been made.

(d) Pro forma earnings per share was calculated based on the historical weighted average shares of the Company outstanding for the year ended March 31, 1996 of 5,534,180 plus 177,780 shares issued in connection with the Garner Acquisition.

                                       6

     (C)  Exhibits.

     The following additional exhibits to the report are furnished with this amendment:

          5         --    Consent of Denman & Company, L.L.P.
          6         --    Financial Statements of Garner Publishing Company,
                          including independent auditor's report.

                                       7

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.

                                               CONSOLIDATED GRAPHICS, INC.
                                                       (REGISTRANT)

                                     By  /s/ G. CHRISTOPHER COLVILLE
                                             -----------------------
                                             G. Christopher Colville
                                                VICE PRESIDENT -- MERGERS AND
                                                       ACQUISITIONS
                                               CHIEF FINANCIAL AND ACCOUNTING
                                                         OFFICER

Date:  August 13, 1996

                                       8